UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 29, 2019	(October 29, 2019)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place,	Suite 400,	Brentwood,	Tennessee	37027
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code	(615)	221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On October 29, 2019, Jackie M. Clegg and James R. Seward retired from the Board of Directors (the "Board") of Brookdale Senior Living Inc. (the "Company") upon the expiration of their terms as Class II directors at the conclusion of the Company's 2019 annual meeting of stockholders held on October 29, 2019 (the "Annual Meeting"). As previously disclosed, Ms. Clegg and Mr. Seward had provided notice to the Board that they would not be standing for re-election at the Annual Meeting. Their retirements from the Board were not due to any disagreement with the Company, the Board, or the management of the Company on any matter relating to the Company’s operations, policies, practices, or otherwise.

(e)

At the Annual Meeting, stockholders of the Company approved the adoption of the Amended and Restated Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan (the “Plan”), which was previously approved by the Board.

A summary of the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 18, 2019 (the “Proxy Statement”), under the section entitled “Proposal 6: Approval of Amended and Restated Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan” beginning on page 77. The summary of the Plan in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

At the Annual Meeting, the Company's stockholders approved two amendments to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"). The Company filed two Certificates of Amendment (the "Certificates of Amendment") to the Certificate of Incorporation setting forth such amendments with the Secretary of State of the State of Delaware on October 29, 2019, which became effective on such date. The amendments set forth in the Certificates of Amendment:

•
Amended Article Eleven of the Certificate of Incorporation so that the Class II directors elected at the Annual Meeting were elected for a one-year term expiring at the 2020 annual meeting of stockholders instead of a two-year term expiring at the 2021 annual meeting of stockholders (“Charter Amendment No. 1”); and

•
Amended Article Eleven of the Certificate of Incorporation to remove from it the plurality voting standard for director elections (“Charter Amendment No. 2” and together with Charter Amendment No. 1, the “Charter Amendments”) to facilitate the Board’s implementation of a majority voting standard in uncontested director elections through an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”).

In connection with the Board's adoption of the Charter Amendments, the Board conditionally approved amendments to Section 2 of Article III of the Bylaws in order to conform the Bylaws to the changes that would be made to the Certificate of Incorporation by the Charter Amendments, including the implementation of a majority voting standard in uncontested director elections, subject in each case to approval of such Charter Amendments by stockholders at the Annual Meeting and the filing and effectiveness of the Certificates of Amendment with the Secretary of State of the State of Delaware. The Board approved the implementation of such amendments to the Bylaws by means of amending and restating the bylaws effective October 29, 2019 following the filing and effectiveness of the Certificates of Amendment (as amended, the "Amended and Restated Bylaws").

The foregoing descriptions of the Certificates of Amendment and the Amended and Restated Bylaws are only summaries thereof and are qualified in their entirety by reference to, and should be read in conjunction with, the full text of the Certificates of Amendment filed herewith as Exhibit 3.1 and Exhibit 3.2, and the Amended and Restated Bylaws filed herewith as Exhibit 3.3, each of which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2019 annual meeting of stockholders on October 29, 2019. Set forth below is information concerning each matter submitted to a vote at the Annual Meeting, including the final voting results. Each such matter is described in detail in the Proxy Statement.

Proposal 1: Stockholders elected Victoria L. Freed and Guy P. Sansone as Class II directors, to hold office for a term of one year and until their respective successors are duly elected and qualified. Each such nominee received a majority of votes cast in his or her election. The following votes were taken in connection with the election of directors at the Annual Meeting:

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Victoria L. Freed	154,238,991	8,325,172	4,009,231
Guy P. Sansone	161,992,864	571,299	4,009,231

The terms of office of the following directors continued after the annual meeting: Lucinda M. Baier, Marcus E. Bromley, Frank M. Bumstead, Rita Johnson-Mills, Denise W. Warren, and Lee S. Wielansky.

Proposal 2: Stockholders approved Charter Amendment No. 1. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
162,192,605	265,711	105,847	4,009,232

Proposal 3: Stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,117,132	9,222,554	224,476	4,009,233

Proposal 4: Stockholders approved the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for 2019. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,643,989	6,830,603	98,803	—

Proposal 5: Stockholders approved Charter Amendment No. 2. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
162,140,203	312,480	111,479	4,009,232

Proposal 6: Stockholders approved the Plan. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,267,372	3,118,445	178,345	4,009,233

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment dated October 29, 2019 to the Amended and Restated Certificate of Incorporation of the Company
3.2	Certificate of Amendment dated October 29, 2019 to the Amended and Restated Certificate of Incorporation of the Company
3.3	Amended and Restated Bylaws of the Company dated October 29, 2019
10.1	Amended and Restated Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	October 29, 2019	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary